AMENDMENT

Amendment made as of September 1, 2017, to that certain Custody Agreement dated as of November 7, 2002, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (the “Fund”) and The Bank of New York Mellon (formerly, The Bank of New York) (“Custodian”) (such Custody Agreement hereinafter referred to as the “Custody Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Custody Agreement.

WHEREAS, the parties wish to amend the Custody Agreement to add certain Funds, as parties to the Custody Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Schedule A of the Custody Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2. Each party represents to the other that this Amendment has been duly executed.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4. This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Custody Agreement shall be a reference to the Custody Agreement as amended hereby. Except as amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each Fund and Custodian have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON

EXHIBIT I HERETO

By: /s/ Peter Parrella

Name: Peter Parrella

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Shalini O’Suilleabhain

Name: Shalini O’Suilleabhain

Title: Vice President

Exhibit I

SCHEDULE A TO THE CUSTODY AGREEMENT

INSURANCE FUNDS

RIC/Fund Name	Former Name	Date of First Service
Advanced Series Trust
AST AB Global Bond Portfolio		7/8/15
AST AQR Emerging Markets Equity Portfolio		2/25/13
AST AQR Large-Cap Portfolio		4/29/13
AST BlackRock Global Strategies Portfolio		5/1/11
AST BlackRock iShares ETF Portfolio		4/29/13
AST BlackRock Multi-Asset Income Portfolio		4/15/14
AST Bond Portfolio 2017		12/31/09
AST Bond Portfolio 2018		1/28/08
AST Bond Portfolio 2019		1/28/08
AST Bond Portfolio 2020		1/1/09
AST Bond Portfolio 2021		12/31/09
AST Bond Portfolio 2022		12/31/10
AST Bond Portfolio 2023		12/28/11
AST Bond Portfolio 2024		11/14/12
AST Bond Portfolio 2025		12/5/13
AST Bond Portfolio 2026		1/2/15
AST Bond Portfolio 2027		12/21/15
AST Bond Portfolio 2028		12/15/16
AST ClearBridge Dividend Growth Portfolio		2/25/13
AST Columbia Adaptive Risk Allocation Portfolio		7/8/15
AST Emerging Managers Diversified Portfolio		7/8/15
AST FQ Absolute Return Currency Portfolio		4/15/14
AST Franklin Templeton K2 Global Absolute Return Portfolio		4/15/14
AST Goldman Sachs Global Growth Allocation Portfolio		4/15/14
AST Goldman Sachs Global Income Portfolio		7/8/15
AST Goldman Sachs Strategic Income Portfolio		4/15/14
AST Investment Grade Bond Portfolio		1/28/08
AST Jennison Global Infrastructure Portfolio		4/15/14
AST Jennison Large-Cap Growth Portfolio		9/25/09
AST Legg Mason Diversified Growth Portfolio		7/1/14
AST Managed Alternatives Portfolio		7/8/15
AST Managed Equity Portfolio		4/15/14
AST Managed Fixed Income Portfolio		4/15/14
AST MFS Large-Cap Value Portfolio		8/20/12
AST Morgan Stanley Multi-Asset Portfolio		7/8/15
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio	2/25/13
AST Neuberger Berman Long/Short Portfolio		7/8/15
AST New Discovery Asset Allocation Portfolio		3/25/12

AST Prudential Core Bond Portfolio		10/5/11
AST Prudential Flexible Multi-Strategy Portfolio		4/15/14
AST QMA International Core Equity Portfolio		1/5/15
AST QMA Large-Cap Portfolio		4/29/13
AST Quantitative Modeling Portfolio		5/1/11
AST T. Rowe Price Diversified Real Growth Portfolio		4/15/14
AST T. Rowe Price Growth Opportunities Portfolio		12/5/13
AST Wellington Management Global Bond Portfolio		7/8/15
AST Wellington Management Hedged Equity Portfolio	AST Aggressive Asset Allocation Portfolio	5/1/11
AST Wellington Management Real Total Return Portfolio		7/8/15
AST Western Asset Emerging Markets Debt Portfolio		8/20/12
Prudential Series Fund
Conservative Balanced Portfolio		7/25/05
Diversified Bond Portfolio		7/25/05
Flexible Managed Portfolio		7/25/05
Global Portfolio		7/25/05
Government Income Portfolio		7/25/05
Government Money Market Portfolio	Money Market Portfolio	9/12/05
High Yield Bond Portfolio		7/25/05
Jennison Portfolio		7/25/05
Jennison 20/20 Focus Portfolio		7/25/05
Natural Resources Portfolio		7/25/05
Small Capitalization Stock Portfolio		7/25/05
Stock Index Portfolio		7/25/05
Value Portfolio		7/25/05
SP Prudential U.S. Emerging Growth Portfolio		7/25/05
Prudential Gibraltar Fund		7/25/05

RETAIL FUNDS

RIC/Fund Name	Former Name	Date of First Service
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.	6/6/05
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc., MoneyMart Assets, Inc.	6/6/05

Prudential Investment Portfolios, Inc.
Prudential Balanced Fund	Prudential Asset Allocation Fund, Dryden Asset Allocation Fund, Dryden Active Allocation Fund	6/6/05
Prudential Jennison Equity Opportunity Fund	Jennison Equity Opportunity Fund	6/27/05
Prudential Jennison Growth Fund	Jennison Growth Fund	6/27/05
Prudential Conservative Allocation Fund	JennisonDryden Conservative Allocation Fund	7/25/05
Prudential Growth Allocation Fund	JennisonDryden Growth Allocation Fund	7/25/05
Prudential Moderate Allocation Fund	JennisonDryden Allocation Fund	7/25/05
Prudential Investment Portfolios 2	Dryden Core Investment Fund
Prudential Commodity Strategies Fund		11/1/16
Prudential Commodity Strategies Subsidiary, Ltd.		11/1/16

Prudential Core Bond Enhanced Index Fund		11/1/16
Prudential Core Short Term Bond Fund	Short Term Bond Series	6/6/05
Prudential Core Ultra Short Bond Fund	Prudential Core Taxable Money Market Fund, Taxable Money Market Series	6/6/05
Prudential Institutional Money Market Fund		7/15/16
Prudential Jennison Small-Cap Core Equity Fund		11/1/16
Prudential QMA Emerging Markets Equity Fund		11/1/16
Prudential QMA International Developed Markets Index Fund		11/1/16
Prudential QMA Mid-Cap Quantitative Core Equity Fund		11/1/16
Prudential QMA US Broad Market Index Fund		11/1/16
Prudential TIPS Enhanced Index Fund		11/1/16
Prudential Investment Portfolios 3	Jennison Dryden Opportunity Funds, Strategic Partners Opportunity Funds
Prudential Jennison Select Growth Fund	Jennison Select Growth Fund, Strategic Partners Focused Growth Fund	12/9/02
Prudential Real Assets Fund		12/30/10
Prudential Real Assets Subsidiary, Ltd.		12/30/10
Prudential QMA Global Tactical Allocation Fund	Prudential Global Tactical Allocation Fund	4/1/15
Prudential Global Tactical Allocation Subsidiary, Ltd.		4/1/15
Prudential Unconstrained Bond Fund		6/1/15
Prudential Global Absolute Return Bond Fund		10/1/15
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
Prudential Muni High Income Fund	High Income Series	6/6/05
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
Prudential 60/40 Allocation Fund		9/1/17
Prudential Day One Income Fund		11/1/16
Prudential Day One 2010 Fund		11/1/16
Prudential Day One 2015 Fund		11/1/16
Prudential Day One 2020 Fund		11/1/16
Prudential Day One 2025 Fund		11/1/16
Prudential Day One 2030 Fund		11/1/16
Prudential Day One 2035 Fund		11/1/16
Prudential Day One 2040 Fund		11/1/16
Prudential Day One 2045 Fund		11/1/16
Prudential Day One 2050 Fund		11/1/16
Prudential Day One 2055 Fund		11/1/16
Prudential Day One 2060 Fund		11/1/16
Prudential Jennison Conservative Growth Fund		11/18/02
Prudential Jennison Rising Dividend Fund		3/5/14
Prudential Investment Portfolios 6	Dryden California Municipal Fund
Prudential California Muni Income Fund		9/12/05
Prudential Investment Portfolios 7	JennisonDryden Portfolios
Prudential Jennison Value Fund		6/27/05
Prudential Investment Portfolios 8	Dryden Index Series Fund
Prudential QMA Stock Index Fund	Prudential Stock Index Fund	6/27/05
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds

Prudential Absolute Return Bond Fund		3/30/11
Prudential International Bond Fund		11/1/16
Prudential QMA Large-Cap Core Equity Fund	Prudential Large-Cap Core Equity Fund, Dryden Large-Cap Core Equity Fund	6/27/05
Prudential Select Real Estate Fund		7/7/14
Prudential Real Estate Income Fund		6/1/15
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
Prudential QMA Large-Cap Core Equity PLUS		9/1/17
Prudential QMA Long-Short Equity Fund	Prudential Long-Short Equity Fund	5/28/14
Prudential Short Duration Muni High Income Fund		5/28/14
Prudential US Real Estate Fund		12/21/10
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
Prudential Government Income Fund	Dryden Government Income Fund, Inc.	7/25/05
Prudential Floating Rate Income Fund		3/30/11
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund, Inc., Dryden High Yield Fund, Inc.
Prudential Short Duration High Yield Income Fund		9/24/12
Prudential High Yield Fund		7/25/05
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund, Inc., Dryden Total Return Bond Fund, Inc.
Prudential Total Return Bond Fund		7/25/05
Prudential Short Duration Multi-Sector Bond Fund		12/5/13
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund, Jennison 20/20 Focus Fund	6/27/05
Prudential Jennison 20/20 Focus Fund		6/27/05
Prudential Jennison MLP Fund		12/5/13
Prudential Jennison Blend Fund, Inc	Jennison Blend Fund, Inc., Strategic Partners Equity Fund, Inc.	9/12/05
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison Mid-Cap Growth Fund, Inc., Jennison U.S. Emerging Growth Fund, Inc.	6/27/05
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.	6/27/05
Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.	6/27/05
Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.	9/12/05
Prudential Sector Funds	Jennison Sector Funds, Inc.
Prudential Financial Services Fund	Jennison Financial Services	6/27/05
Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund	Jennison Health Sciences Fund	6/27/05
Prudential Utility Fund d/b/a Prudential Jennison Utility Fund	Jennison Utility Fund	6/27/05
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.	6/6/05
Prudential World Fund, Inc.
Prudential Emerging Markets Debt Local Currency Fund		3/30/11
Prudential QMA International Equity Fund	Prudential International Equity Fund	6/6/05
Prudential Jennison Emerging Markets Equity Fund		9/3/14
Prudential Jennison Global Infrastructure Fund		8/12/13
Prudential Jennison Global Opportunities Fund		3/14/12
Prudential Jennison International Opportunities Fund		6/5/12

CLOSED END FUNDS

RIC/Fund Name	Former Name	Date of First Service
Prudential Short Duration High Yield Fund, Inc.		3/8/12
Prudential Global Short Duration High Yield Fund, Inc.		9/24/12
Prudential Real Estate Income Fund, Inc.		8/12/13